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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                             Reported) May 8, 2003


          CWMBS, INC., (as depositor under the Pooling and Servicing Agreement, dated as of April 1, 2003, providing for the issuance of the CWMBS, INC., Alternative Loan Trust 2003-7T1, Mortgage Pass-Through Certificates, Series 2003-17).


                                  CWMBS, INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


        Delaware                    333-103029               95-4596516
----------------------------       ------------         -------------------
(State or Other Jurisdiction       (Commission           (I.R.S. Employer
      of Incorporation)            File Number)         Identification No.)


                   4500 Park Granada
                  Calabasas, California                       91302
           ---------------------------------                ----------
                 (Address of Principal                      (Zip Code)
                   Executive Offices)

       Registrant's telephone number, including area code (818) 225-3000
                                                          ----- --------


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Item 5.  Other Events.
----     ------------


Description of the Mortgage Pool*
--------------------------------


     On April 30, 2003, CWMBS, Inc. (the "Company") entered into a Pooling and Servicing Agreement dated as of April 1, 2003 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Countrywide Home Loans, Inc., as seller (the "Seller"), Countrywide Home Loans Servicing LP, as master servicer (the "Master Servicer"), and The Bank of New York, as trustee (the "Trustee"), providing for the issuance of the Company's Mortgage Pass-Through Certificates, Series 2003-17.






----------------------------
* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Prospectus dated April 24, 2003 and the Prospectus Supplement dated April 25, 2003, of CWMBS, Inc., relating to its Mortgage Pass-Through Certificates, Series 2003-17.

     Mortgage Loan Statistics
     ------------------------

     The following tables describe the characteristics of the mortgage loans as of the applicable Cut-off Date. All percentages set forth below have been calculated based on the principal balance of the mortgage loans. The sum of the columns may not equal the respective totals due to rounding.


Footnotes

                          FINAL POOL TABLES

                State Distribution of Mortgaged Properties(1)

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                             Number of     Aggregate Principal     Percent of
State                     Mortgage Loans   Balance Outstanding   Mortgage Loans
-------------------------------------------------------------------------------
California                       302        $   149,901,126.71       64.12%
Colorado                          11        $     5,238,402.69        2.24%
Illinois                          10        $     4,857,825.00        2.08%
Massachusetts                     16        $    11,727,834.03        5.02%
New York                          21        $     9,953,142.98        4.26%
Other (less than 2%)             105        $    52,121,217.31       22.29%
                         ------------------------------------------------------
                                 465        $   233,799,548.72      100.00%

----------
(1) The Other row in the preceding table includes 32 other states and the District of Columbia with under 2.00% concentrations individually. No more than approximately 1.982% of the mortgage loans will be secured by mortgaged properties located in any one postal zip code area.

                             FICO Credit Scores(1)

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                            Number of      Aggregate Principal     Percent of
FICO Credit Scores       Mortgage Loans    Balance Outstanding   Mortgage Loans
-------------------------------------------------------------------------------
619 and Below                     13        $     7,022,935.39        3.00%
620-659                          203        $    89,992,552.67       38.49%
660-699                          145        $    68,755,953.72       29.41%
700-719                           23        $    12,745,328.36        5.45%
720 and Above                     80        $    54,850,278.58       23.46%
Not Scored                         1        $       432,500.00        0.18%
                         ------------------------------------------------------
                                 465        $   233,799,548.72      100.00%

----------
(1) As of the cut-off date, the weighted average FICO Credit Score of the mortgagors related to the Mortgage Loans is expected to be approximately 684.

                   Documentation Program for Mortgage Loans

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                            Number of      Aggregate Principal     Percent of
Type of Program          Mortgage Loans    Balance Outstanding   Mortgage Loans
-------------------------------------------------------------------------------
Full/Alternative                 221        $   113,784,727.26       48.67%
Preferred                         17        $    12,663,567.00        5.42%
Reduced                          143        $    68,385,352.46       29.25%
Streamlined                       84        $    38,965,902.00       16.67%
                         ------------------------------------------------------
                                 465        $   233,799,548.72      100.00%

                         Types of Mortgaged Properties

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                            Number of      Aggregate Principal     Percent of
Property Type             Mortgage Loans   Balance Outstanding   Mortgage Loans
-------------------------------------------------------------------------------
2-4 Units                         14        $     7,958,536.36        3.40%
Hi-rise Condominium                1        $       405,000.00        0.17%
Low-rise Condominium              14        $     6,825,949.00        2.92%
Planned United Development        87        $    42,277,603.40       18.08%
Single Family Residence          349        $   176,332,459.96       75.42%
                         ------------------------------------------------------
                                 465        $   233,799,548.72      100.00%

                                Mortgage Rates(1)

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                            Number of      Aggregate Principal      Percent of
Mortgage Rates(%)        Mortgage Loans    Balance Outstanding    Mortgage Loans
-------------------------------------------------------------------------------
      5.750                       58        $    27,407,821.00       11.72%
      5.875                      115        $    59,808,337.00       25.58%
      6.000                      116        $    57,012,576.43       24.39%
      6.110                        1        $       410,205.25        0.18%
      6.125                       49        $    23,448,086.87       10.03%
      6.250                       36        $    15,441,377.76        6.60%
      6.375                       29        $    15,349,940.55        6.57%
      6.500                       11        $     6,033,792.27        2.58%
      6.625                        9        $     6,084,144.75        2.60%
      6.750                        3        $     1,264,500.00        0.54%
      6.875                        3        $     3,858,500.00        1.65%
      7.000                        1        $       592,000.00        0.25%
      7.125                        3        $     1,434,114.40        0.61%
      7.250                       10        $     5,495,655.05        2.35%
      7.375                        7        $     3,268,030.48        1.40%
      7.500                        8        $     3,663,232.63        1.57%
      7.625                        4        $     2,239,572.21        0.96%
      7.875                        1        $       505,867.63        0.22%
      8.250                        1        $       481,794.44        0.21%
                         ------------------------------------------------------
                                 465        $   233,799,548.72      100.00%

----------
(1) The lender acquired mortgage insurance. Mortgage loans are shown in the preceding table at the mortgage rates net at the interest premium charged by the related lenders. As of the cut-off date, the weighted average mortgage rate of the mortgage loans (as so adjusted) is expected to be approximately 6.146% per annum. Without the adjustment, the weighted average mortgage rate of the mortgage loans is expected to be approximately 6.152% per annum.

                           Purpose of Mortgage Loans

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                            Number of      Aggregate Principal     Percent of
Loan Purpose             Mortgage Loans    Balance Outstanding   Mortgage Loans
-------------------------------------------------------------------------------
Cash-Out Refinance               151        $    72,831,265.67       31.15%
Purchase                          80        $    40,015,595.38       17.12%
Rate/Term Refinance              234        $   120,952,687.67       51.73%
                         ------------------------------------------------------
                                 465        $   233,799,548.72      100.00%

                      Original Loan-to-Value Ratios(1)(2)

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Range of
Original Loan-to-           Number of      Aggregate Principal      Percent of
Value Ratios (%)         Mortgage Loans    Balance Outstanding    Mortgage Loans
-------------------------------------------------------------------------------
50.00 or Less                     50        $    31,441,450.45       13.45%
50.01 to 55.00                    16        $     9,700,902.00        4.15%
55.01 to 60.00                    38        $    23,316,264.57        9.97%
60.01 to 65.00                    42        $    20,432,242.95        8.74%
65.01 to 70.00                    65        $    30,820,269.97       13.18%
70.01 to 75.00                    73        $    37,541,433.32       16.06%
75.01 to 80.00                   153        $    69,539,841.28       29.74%
80.01 to 85.00                     2        $       881,345.92        0.38%
85.01 to 90.00                    14        $     5,772,083.51        2.47%
90.01 to 95.00                    11        $     4,028,714.75        1.72%
95.01 to 100.00                    1        $       325,000.00        0.14%
                         ------------------------------------------------------
                                 465        $   233,799,548.72      100.00%

----------
(1) The weighted average original Loan-to-Value Ratio of the mortgage loans is expected to be approximately 67.64%.

(2) Does not take in account any secondary financing on the mortgage loans that may exist at the time of origination.

                              Occupancy Types(1)

--------------------------------------------------------------------------------
                            Number of      Aggregate Principal    Percent of
Occupancy Types          Mortgage Loans    Balance Outstanding    Mortgage Loans
--------------------------------------------------------------------------------
Investment                         9        $     4,184,674.78        1.79%
Owner Occupied                   448        $   225,816,228.66       96.59%
Second/Vacation Home               8        $     3,798,645.28        1.62%
                         ------------------------------------------------------
                                 465        $   233,799,548.72      100.00%

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(1) Based upon representations of the related Mortgagors at the time of origination.

                   Current Mortgage Loan Principal Balances(1)

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Range of                        Number of
Current Mortgage                 Mortgage   Aggregate Principal    Percent of
Loan Amount                        Loans    Balance Outstanding   Mortgage Loans
-------------------------------------------------------------------------------
$  300,000.01 -   $350,000.00        54     $    18,345,098.49        7.85%
$  350,000.01 -   $400,000.00       124     $    46,767,876.92       20.00%
$  400,000.01 -   $450,000.00        71     $    30,111,567.74       12.88%
$  450,000.01 -   $500,000.00        66     $    31,438,290.28       13.45%
$  500,000.01 -   $550,000.00        46     $    24,160,442.96       10.33%
$  550,000.01 -   $600,000.00        43     $    24,833,529.24       10.62%
$  600,000.01 -   $650,000.00        28     $    17,756,814.02        7.59%
$  650,000.01 -   $700,000.00         3     $     2,007,430.00        0.86%
$  700,000.01 -   $750,000.00         2     $     1,442,558.81        0.62%
$  750,000.01 - $1,000,000.00         8     $     7,097,760.13        3.04%
$1,000,000.01 - $1,500,000.00        15     $    18,906,644.75        8.09%
$1,500,000.01 - $2,000,000.00         2     $     3,600,000.00        1.54%
Above $2,000,000.01                   3     $     7,331,535.38        3.14%
                             --------------------------------------------------
                                    465     $   233,799,548.72      100.00%

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(1) As of the applicable cut-off date, the average current mortgage loan principal balance of the mortgage loans is expected to be approximately $502,795.

                         Remaining Terms to Maturity(1)

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  Remaining Terms           Number of      Aggregate Principal      Percent of
to Maturity (months)     Mortgage Loans    Balance Outstanding    Mortgage Loans
-------------------------------------------------------------------------------
         360                     387        $   194,305,944.48       83.11%
         359                      19        $    12,070,744.44        5.16%
         358                      10        $     5,192,596.34        2.22%
         357                       2        $       998,474.80        0.43%
         356                       3        $     1,482,924.24        0.63%
         355                       3        $     1,761,192.03        0.75%
         354                      17        $     7,507,214.47        3.21%
         353                       5        $     2,296,880.72        0.98%
         352                       1        $       353,785.67        0.15%
         349                       1        $       325,291.75        0.14%
         300                       4        $     1,431,000.00        0.61%
         298                       1        $       558,379.78        0.24%
         240                      12        $     5,515,120.00        2.36%
                         ------------------------------------------------------
                          `      465        $   233,799,548.72      100.00%

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(1) As of the cut-off date, the weighted average remaining term to maturity of the mortgage loans is expected to be approximately 356 months.

Item 7.  Financial Statements, Pro Forma Financial
----     -----------------------------------------
         Information and Exhibits.
         ------------------------

(a)      Not applicable.

(b)      Not applicable.

                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          CWMBS, INC.


                                          By: /s/ Darren Bigby
                                              -------------------------------
                                              Darren Bigby
                                              Vice President


Dated:  May 8, 2003



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